UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

PREAXIA HEALTH CARE PAYMENT SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52365	20-4395271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 368 Dunedin, Florida	34697-0368
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (403) 850-4120

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act .☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(a)	Resignation of independent Registered Public Accounting Firm.

On December 9, 2025, PreAxia Health Care Payment Systems Inc. notified Fruci & Associates II, PLLC ("Fruci") of its dismissal, effective as of the same day, as the Registrant's independent registered public accounting firm. The former auditors served as the auditors of the Company’s financial statements for the period from October 29, 2024, through December 9, 2025.

Fruci's audit report for the year ended May 31, 2025, did not contain an adverse opinion, disclaimer of opinion or qualification concerning the Registrant's financial statements. There have been no disagreements with Fruci during the Company's most recent fiscal year and any subsequent interim period through the date of termination on December 9, 2025.

The Company’s prior auditors, GreenGrowth CPA’s (“GreenGrowth”) report on the year ended May 31, 2024, did not contain an adverse opinion, disclaimer of opinion or qualification concerning the Registrant's financial statements. There have been no disagreements with GreenGrowth during their tenure as auditor from August 2, 2023, through the date of their resignation on October 25, 2024.

Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant provided Fruci with a copy of this Form 8-K and requested Fruci to provide a letter addressed to the Commission whether it agrees with the Registrant's disclosures. The letter received from Fruci is included as Exhibit 16. 1(a). The previous letter from GreenGrowth is included as Exhibit 16.1(b).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document
16.1(a)	Letter of Fruci & Associates II PLLC, dated December 9, 2025.
16.1(b)	Letter of GreenGrowth CPAS, dated October 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREAXIA HEALTH CARE PAYMENT SYSTEMS INC.

Date: December 12, 2025	/s/ Tom Zapatinas
Name: Tom Zapatinas
Title: President/Chief Executive Officer